MASTER CONSULTING SERVICES AGREEMENT


THIS MASTER CONSULTING SERVICES AGREEMENT (this "Agreement"), made and entered into this 4th day of February, 2000 ("Effective Date"), by and between Intelligroup, Inc. (hereinafter "Intelligroup"), a New Jersey corporation, and Mueller/Shields (hereinafter "Consultant"), a California corporation:

Recitals:

Consultant represents that it has expertise in the area of sales, marketing, training, and strategic planning, and is ready, willing, and able to provide consulting assistance to Intelligroup on the terms and conditions set forth herein; and

Intelligroup, in reliance on Consultant's representations, is willing to engage Consultant as an independent contractor, and not as an employee, on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the obligations herein made and undertaken, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1.  SCOPE OF SERVICES

1.1 Consultant shall provide consulting services (the "Services") as set forth in the Intelligroup, Inc. Integrated Sales and Marketing Program Proposal
      - ESG Revision 2.4 dated October 12, 1999 (the "Proposal") and submitted by Consultant to Intelligroup. Consultant shall render such services and deliver the required reports and other deliverables ("Deliverables") in accordance with the timetable and milestones set forth in Exhibit A and the Proposal. In the event Consultant anticipates at any time that it will not reach one or more milestones or complete one or more assignments within the prescribed timetable, Consultant shall immediately so inform Intelligroup by written notice, submit proposed revisions to the timetable and milestones that reflect Consultant's best estimates of what can realistically be achieved, and continue to work under the original timetable and milestones until otherwise directed by Intelligroup. Consultant shall also prepare and submit such further reports of its performance and its progress as set forth in the Proposal and as Intelligroup may reasonably request from time to time.

1.2 Consultant shall provide and make available to Intelligroup such resources as shall be necessary to perform the Services called for by this Agreement. Such resources shall include the key employees (Key employees) named by the parties and listed in Exhibit B, as amended in writing by the parties from time to time. If any such Key Employee leaves the employ of Consultant during the term of this Agreement for any reason or is unavailable to continue work at the specified level of commitment (full-time, X number of hours/week, etc.) called for herein, and if substitute individuals acceptable to Intelligroup are not available to continue the work within 5 business days, Intelligroup shall have the right to terminate this Agreement pursuant to Section 2.2 hereof.

1.3 Intelligroup shall, within 10 business days of receipt of each Deliverable submitted to Intelligroup, advise Consultant of Intelligroup's acceptance or rejection of such Deliverable. Any rejection shall specify the nature and scope of the deficiencies in such Deliverable. Consultant shall, upon receipt of such rejection, act diligently, but in no event later than 10 business days to correct such deficiencies.

1.4 All work shall be performed in a workmanlike and professional manner by employees of Consultant having a level of skill and experience in the area commensurate with the requirements of the scope of work to be performed. Consultant shall make sure its employees at all times observe security and safety policies of Intelligroup while on Intelligroup's site.

1.5 Intelligroup and Consultant shall develop appropriate administrative procedures to apply to Consultant's personnel. Intelligroup shall periodically prepare an evaluation of the performance of Consultant's personnel.

1.6   Intelligroup  may  interview  the  Consultant's   personnel   assigned  to
      Intelligroup's work. Consultant shall have the right, at any time, to request removal of any employee(s) of Consultant whom Intelligroup deems to be unsatisfactory. Upon such request, Consultant shall use its best efforts to promptly replace such employee(s) with substitute employee(s) having appropriate skills and training within two business days.

1.7 Anything herein to the contrary notwithstanding, the parties hereby acknowledge and agree that Intelligroup shall have no right to control the manner, means, or method by which Consultant performs the Services called for by this Agreement. Rather, Intelligroup shall be entitled only to direct Consultant with respect to the elements of Services to be performed by Consultant and the results to be derived by Intelligroup, to inform Consultant as to where and when such Services shall be performed, and to review and assess the performance of such Services by Consultant for the limited purposes of assuring that such Services have been performed and confirming that such results were satisfactory.

SECTION 2.  TERM OF AGREEMENT

2.1 This Agreement shall commence on the Effective Date, and unless modified by mutual agreement of the parties or terminated earlier pursuant to the terms of this Agreement, shall continue until the satisfactory completion of the Services.

2.2 This Agreement may be terminated by either party upon sixty (60) business days' prior written notice, if the other party breaches any term hereof and the breaching party fails to cure such breach within such sixty (60) business day period.

2.3 This Agreement may be terminated by Intelligroup at its discretion upon thirty (30) business days' prior written notice.

2.4 Upon termination of this Agreement for any reason, Intelligroup shall pay the Consultant for all services performed in accordance with the Milestone Payment Schedule specified in Exhibit A. Consultant shall promptly return to Intelligroup all copies of any Intelligroup data, records, or materials of whatever nature or kind, including all materials incorporating the proprietary information of Intelligroup and all work for hire pursuant to this Agreement. Consultant shall furnish to Intelligroup all works in progress or portions thereof, including all incomplete work.

2.5 In the event of termination, Consultant will assist Intelligroup in the orderly termination of the Services and/or any applicable attachments hereto, and the transfer of all items and Work Product (defined below), tangible and intangible, as may be necessary for the orderly, non-disrupted business continuation of Consultant; and shall promptly deliver to Intelligroup, upon the expiration or termination of all or part of the Services, complete and correct copies of all Work Product (including any related source code) in the form and on the media in use as of the date of such expiration or termination.

2.6 Upon termination by Intelligroup, Intelligroup shall have no liability for any payments accruing for Services performed after the termination date.

SECTION 3.  FEES, EXPENSES AND PAYMENT

3.1 In consideration of the Services to be performed by Consultant, Intelligroup shall, within thirty (30) days of receipt of an invoice for each milestone, as set forth in the Milestone Payment Schedule in Exhibit A attached hereto, pay Consultant the fees due pursuant to such Milestone Payment Schedule, as well as provide the Shared Risk/Shared Reward Compensation and Stock Options in Exhibit A.

3.2 In the event Consultant terminates this Agreement because of a material breach by Intelligroup, Consultant shall be entitled to a pro rata payment for work in progress based on the percentage of work then completed. No such pro rata payment shall be made if Intelligroup terminates this Agreement because of a breach of Consultant.

3.3 Consultant agrees that the fees and charges for any follow-on or additional work not included in the Proposal attached hereto shall be performed at the lesser of (1) Consultant's then-current rates for such work as charged to Consultant's most favored customer receiving similar services, or (2) the rates applicable to the scope of work fixed by this Agreement, including any discount previously applied to the work set forth in the proposal. In the event any payment is delinquent under this Agreement, all amounts due and owing shall accrue interest at eight percent per annum.

SECTION 4. CONSULTANT PERSONNEL

4.1 Consultant shall bear sole responsibility for payment of compensation to its personnel. Consultant shall pay and report, for all personnel assigned to Intelligroup's work, federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of Consultant. Consultant shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits (if any) to which such personnel may be entitled. Consultant agrees to defend, indemnify and hold harmless Intelligroup, Intelligroup's officers, directors, employees and agents, and the administrators of Intelligroup's benefit plans from and against any claims, liabilities or expenses relating to such compensation, tax, insurance or benefit matters; provided that Intelligroup shall promptly notify Consultant of each such claim when and as it comes to Intelligroup's attention. Intelligroup shall cooperate with Consultant in the defense and resolution of such claims, and Intelligroup shall not settle or otherwise dispose of such claims without Consultant's prior written consent; such consent not to be unreasonably withheld.

4.2 Notwithstanding any other workers' compensation or insurance policies maintained by Intelligroup, Consultant shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state where Consultant's personnel assigned to Intelligroup's work are located.

4.3 Consultant shall obtain and maintain in effect written agreements with each of its personnel who participate in any of Intelligroup's work hereunder. Such agreements shall contain terms sufficient for Consultant to comply with all provisions of this Agreement.

4.4 As neither Consultant nor its personnel are Intelligroup's employees, Intelligroup shall not take any action or provide Consultant's personnel with any benefits or commitments inconsistent with any of such undertakings by Consultant. In particular, Intelligroup will not withhold FICA (Social Security) from Consultant's payments; make state or federal unemployment insurance contributions on behalf of Consultant or its personnel; withhold state and federal income tax from payment to Consultant; make disability insurance contributions on behalf of Consultant; and obtain workers' compensation insurance on behalf of Consultant or its personnel.

SECTION 5.  INTELLECTUAL PROPERTY RIGHTS

5.1 All rights, titles and interests in and to the programs, systems, data, reports, audio and video materials, databases, or other materials used or produced by Consultant in the performance of the Services called for in this Agreement, including any modifications, enhancements, or derivative works thereof, shall remain or become the property of Consultant.

5.2 All rights, titles and interests in and to all Deliverables and other materials provided pursuant to this Agreement, including all rights in copyrights, research, databases created specifically for Intelligroup, domain names and internet addresses, or other intellectual property rights pertaining thereto ("Work Product"), shall be held by Intelligroup, and all Work Product shall, to the extent possible, be considered works made by Consultant for hire for the benefit of Intelligroup. Consultant shall mark all Work Product with Intelligroup's copyright or other proprietary notices as directed by Intelligroup and shall take all actions deemed necessary by Intelligroup to protect Intelligroup's rights therein. In the event that the Work Product does not constitute work made by Consultant for hire for the benefit of Intelligroup under applicable law, or in the event that Consultant otherwise retains any rights to any Work Product, Consultant agrees to assign, and upon creation thereof hereby automatically assigns, all rights, titles, and interests in and to such Work Product to Intelligroup, without further consideration. Consultant agrees to execute any documents of assignment or registration of copyright requested by Intelligroup respecting any and all Work Product.

5.3 All rights, titles and interests in and to any programs, systems, data, and materials furnished to Consultant by Intelligroup are and shall remain the property of Intelligroup.

5.4 Notwithstanding the above, neither party shall be prevented from making use of know-how and principles learned or experience gained of a non-proprietary and non-confidential nature.

SECTION 6.  CONFIDENTIAL INFORMATION

6.1 Consultant acknowledges that in order to perform the Services called for in this Agreement, it shall be necessary for Intelligroup to disclose to Consultant certain trade secret(s) or other confidential and proprietary information that has been developed by Intelligroup at great expense and that required considerable effort of skilled professionals ("Confidential Information"). As used herein, the term Confidential Information shall mean any scientific or technical data, marketing or strategic business information, design, process, procedure, formula, methodology, or improvement that is commercially valuable to Intelligroup and not generally known in the industry. Confidential Information shall not include information which is:

       a. independently developed by Consultant or already known by Consultant prior to Consultant's receipt of Confidential Information and without violating its obligations hereunder or any of Intelligroup's proprietary rights;

       b. publicly known (other than through unauthorized disclosure by Consultant);

       c. disclosed by Intelligroup to a third party without any obligation of confidentiality; or

       d. required to be disclosed by Consultant pursuant to any applicable law or order of court (provided that consultant shall provide reasonable prior written notice to Intelligroup of such disclosure).

      Consultant agrees that it shall not disclose, transfer, use, copy, or allow access to any such Confidential Information to any employees or to any third parties, except for those who have a need to know such Confidential Information in order to accomplish the requirements of this Agreement and who are bound by contractual obligations of confidentiality and limitation of use sufficient to give effect to this Section 6. Consultant further acknowledges that the Work Product will of necessity incorporate such Confidential Information. In no event shall Consultant disclose any such Confidential Information to any competitors of Intelligroup or to third parties generally.

6.2 The parties agree to hold the nature and terms of this Agreement as Confidential Information and Consultant shall not disclose the nature of the effort undertaken for Intelligroup or the terms of this Agreement to any other person or entity, except as may be necessary to fulfill Consultant's obligations hereunder, or as required by law.

6.3   Consultant  shall  not  at  any  time  use  Intelligroup's   name  or  any
      Intelligroup trademark(s) or trade name(s) in any advertising or publicity without the prior written consent of Intelligroup.

6.4 The obligations set forth in this Section shall survive termination of this Agreement and continue for so long as the relevant information remains proprietary or Confidential Information.

SECTION 7.  WARRANTIES

7.1   Consultant warrants that:

       a. Consultant's performance of the Services called for by this Agreement do not and shall not violate any applicable law, rule, or regulation; any contracts with third parties; or any third-party rights in any patent, trademark, copyright, trade secret, or similar right; and

       b. Consultant is the lawful owner or licensee of any software programs or other materials used by Consultant in the performance of the Services called for in this Agreement and has all rights necessary to convey to Intelligroup the unencumbered ownership of Work Product.

       b. Consultant warrants that all Intelligroup data and information in Consultant's possession or accessible by Consultant are and shall remain the property of Intelligroup. The Intelligroup data and information shall not be: (i) used by Consultant other than in connection with providing the Services; (ii) disclosed, sold, assigned, leased or otherwise provided to third parties by Consultant; or (iii) commercially exploited by or on behalf of Consultant or any other third party.

       d. Consultant warrants that it shall establish and maintain safeguards against the destruction, loss, alteration or unauthorized disclosure of the Intelligroup data and information in Consultant's possession in accordance with Intelligroup's security standards as notified by Intelligroup to Consultant from time to time, including use of secure passwords and login IDs.

SECTION 8.  INDEMNIFICATION AND EXCLUSION OF DAMAGES

8.1 Consultant hereby indemnifies and agrees to hold harmless Intelligroup from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting therefrom, including court costs and reasonable attorney fees, arising out of or relating to the Services performed by Consultant hereunder or any breach of the warranties made by Consultant pursuant to Section 8 hereof. Consultant's obligations under this Section 9.1 shall survive the termination of this Agreement for any reason. Intelligroup agrees to give Consultant prompt notice of any such claim, demand, or action and shall, to the extent Intelligroup is not adversely affected, cooperate fully with Consultant in defense and settlement thereof.

8.2 EXCEPT IN THE EVENT OF BREACH OF SECTIONS 5, 7, 8, OR 9.1, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES WHETHER ARISING UNDER CONTRACT, WARRANTY, OR TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.


SECTION 9.  NON-COMPETITION

9.1 Consultant hereby agrees that during the term of this Agreement and for a period of twelve (12) months thereafter it will not directly or indirectly offer substantially similar services to another entity that develops, offers, or provides Internet or Enterprise Information Portal ("EIP") services to substantially the same or similar markets as Intelligroup, as described in the Proposal, without Intelligroup's prior written consent.

SECTION 10.  MISCELLANEOUS

10.1 Consultant shall not assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the prior written consent of Intelligroup; provided, however, that Consultant may assign its right to receive payments hereunder to such third parties as Consultant may designate by written notice to Intelligroup.

10.2 This Agreement shall be governed and construed in all respects in accordance with the laws of the State of New Jersey as they apply to a contract executed, delivered and performed solely in such State.

10.3 The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Intelligroup and either Consultant or any employee or agent of Consultant.

10.4 Consultant shall, at is sole expense, obtain and carry in full force and effect, during the term of this Agreement, insurance coverage of the types and in the amounts listed in Exhibit A. Upon the request of Intelligroup, Consultant shall provide Intelligroup with evidence satisfactory to Intelligroup of such insurance.

10.5 All remedies available to either party for one or more breaches by the other party are and shall be deemed cumulative and may be exercised separately or concurrently without waiver of any other remedies. The failure of either party to act in a breach of this Agreement by the other shall not be deemed a waiver of such breach or a waiver of future breaches, unless such waiver shall be in writing and signed by the party against whom enforcement is sought.

10.6 All notices required or permitted hereunder shall be in writing addressed to the respective parties as set forth below, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

10.7 This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.

10.8 The parties covenant and agree that, subsequent to the Effective Date and without any additional consideration, each of the parties shall execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Agreement.

10.9 In the event of a conflict or an inconsistency between this Agreement, the Proposal, and any Exhibit attached hereto, the Exhibit shall govern this Agreement and this Agreement shall govern the Proposal.

10.10 Any dispute or controversy arising under or relating to this Agreement or the relationship between the parties created by this Agreement shall be resolved by final and binding arbitration under the auspices of the American Arbitration Association. The parties shall have the right to conduct reasonable discovery and the hearing shall be held as promptly as possible. In the event any legal action is necessary to enforce or interpret this Agreement, the prevailing party shall recover all costs and attorneys' fees.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.

[Intelligroup]                            [Mueller/Shields]

/s/ Arjun Valluri                         /s/ Stephen Hansmire
--------------------------------------------------------------------------------
By:                                       By:
Arjun Valluri                             Stephen Hansmire
--------------------------------------------------------------------------------
Title:                                    Title:
Chairman and Co-CEO                       Executive Vice President
--------------------------------------------------------------------------------
Address for correspondence:               Address for correspondence:
499 Thornall Street                       15225 Alton Parkway
Edison, NJ 08837                          Building 100
                                          Irvine, CA 92618

                                    EXHIBIT A

--------------------------------------------------------------------------------
MONTH                                  SCHEDULE OF WORK
--------------------------------------------------------------------------------
October 1999       o     Kick off meeting
                   o     Assign M/S team members
                   o     Develop   and   finalize  the  research   strategy  and
                         questionnaire
                   o     Start research interviews
                   o     Develop  class  "A" lead definition,  lead distribution
                         protocol, lead form, and lead generation questionnaire
                   o     IT set-up for marketing database
                   o     List purchase and prospect database build
                   o     Weekly reporting
--------------------------------------------------------------------------------
November 1999      o     Continue with research questionnaire interviews
                   o     Data entry of research interviews
                   o     Begin the development of the sales training program
                   o     Interim market research analysis and report
                   o     Begin development on corporate brochure
                   o     Begin  creative  development  for  marketing   programs
                         (direct mail and advertising)
                   o     Begin the telecontact demand generation program
                   o     Monthly review meeting
                   o     Develop lead tracking/pipeline report and system
--------------------------------------------------------------------------------
December 1999      o     Complete  research  questionnaire  interviews  and data
                         entry
                   o     Code, tabulate, and analysis market data
                   o     Develop market research report and recommendations
                   o     Present market research findings
                   o     Finalize copy for corporate brochure
                   o     Begin development of planning guide
                   o     Develop  initial  creatives for the  marketing programs
                         and begin the market testing
                   o     Begin the prospect  database  build for the seminar and
                         direct marketing programs
                   o     Final selection of seminar sites
                   o     Continue development of the sales training program
                   o     Continue the telecontact demand generation program
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
January 2000       o     Finalize planning guide
                   o     Print corporate brochure
                   o     Develop the collateral carrier and envelope
                   o     Begin development of data sheets
                   o     Begin development of proposal template program
                   o     Continue development of the sales training program
                   o     Complete market testing of creatives  and  finalize the
                         creatives
                   o     Review  creatives for the  marketing  programs  (direct
                         mail and advertising programs)
                   o     Finalize the  prospect  database build for seminar  and
                         direct mail programs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTH                                  SCHEDULE OF WORK
--------------------------------------------------------------------------------
                   o     Continue the telecontact demand generation program
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
February 2000      o     Print the planning guide
                   o     Print the collateral carrier and envelope
                   o     Finalize copy and creative for data sheets
                   o     Complete development of the white papers
                   o     Complete development of proposal template program
                   o     Develop and finalize telecontact scripts for the direct
                         marketing programs
                   o     Continue development of the sales training program
                   o     Finalize all creatives for marketing programs
                   o     Trade show consulting
                   o     Implement wave 1A of direct marketing program
                   o     Begin  telecontact  program  in  support  of the direct
                         marketing program
                   o     Develop and implement collateral fulfillment program
                   o     Begin lead qualification, distribution, and reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
March 2000         o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Delivery first sales training class
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
April 2000         o     Implement wave 1B of direct marketing program
                   o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
May 2000           o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTH                                  SCHEDULE OF WORK
--------------------------------------------------------------------------------
June 2000          o     Implement wave 2A of direct marketing program
                   o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Conduct sales training course
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
July 2000          o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
August 2000        o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
September 2000     o     Implement wave 2B of direct marketing program
                   o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Conduct sales training course
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Conduct sales training course
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
October 2000       o     Conduct sales training course
                   o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTH                                  SCHEDULE OF WORK
--------------------------------------------------------------------------------
November 2000      o     Continue  telecontact  program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Conduct sales training course
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------
December 2000      o     Continue telecontact program in support of the direct
                         marketing program
                   o     Continue collateral fulfillment program
                   o     Conduct sales training course
                   o     Continue   lead   qualification,    distribution,   and
                         reporting
                   o     Continue lead tracking/pipeline report
                   o     Program management
                   o     Weekly reporting
                   o     Monthly status review meeting
--------------------------------------------------------------------------------

                     INTELLIGROUP MILESTONE PAYMENT SCHEDULE


         ---------------------------------------------------------------
                        MONTH MILESTONE PAYMENT SCHEDULE
         ---------------------------------------------------------------
            INVOICE DATE           PAYMENT DUE        MONTHLY MILESTONE
                                                      PAYMENT SCHEDULE
         ---------------------------------------------------------------
           October 1, 1999       Deposit Due Upon          $141,403
                                 Receipt
         ---------------------------------------------------------------
           November 1, 1999      November 30, 1999         $241,483
         ---------------------------------------------------------------
           December 1, 1999      December 31, 1999         $192,495
         ---------------------------------------------------------------
           January 1, 2000       January 31, 2000          $150,000
         ---------------------------------------------------------------
           February 1, 2000      February 29, 2000         $150,000
         ---------------------------------------------------------------
           March 1, 2000         March 31, 2000            $100,000
         ---------------------------------------------------------------
           April 1, 2000         April 30, 2000            $200,000
         ---------------------------------------------------------------
           May 1, 2000           May 31, 2000              $200,000
         ---------------------------------------------------------------
           June 1, 2000          June 30, 2000             $200,000
         ---------------------------------------------------------------
           July 1, 2000          July 31, 2000             $214,490
         ---------------------------------------------------------------
           August 1, 2000        August 31, 2000           $214,490
         ---------------------------------------------------------------
           September 1, 2000     September 30, 2000        $272,240
         ---------------------------------------------------------------
           October 1, 2000       October 31, 2000          $245,290
         ---------------------------------------------------------------
           November 1, 2000      November 30, 2000         $214,490
         ---------------------------------------------------------------
           December 1, 2000      December 31, 2000         $214,490
         ---------------------------------------------------------------
           TOTAL PROGRAM INVESTMENT                      $2,950,871
         ---------------------------------------------------------------

                     SHARED RISK/SHARED REWARD COMPENSATION
                     --------------------------------------


Mueller/Shields will receive additional compensation based on the actual quarterly revenues achieved by Intelligroup according to the scheduled below.

The quarterly revenue goals that this compensation will be based are:

      Q1 2000           $27,793,000
      Q2 2000           $37,758,000
      Q3 2000           $47,993,000
      Q4 2000           $55,276,000

The compensation that Mueller/Shields will receive for each quarter is:

o If the actual quarterly revenue is less than 80% of the quarterly revenue goal, Mueller/Shields will receive no compensation for that quarter.

o The compensation for the quarter will be 1.0% of the actual incremental revenue over 80% of the quarterly revenue goal.

o If the actual revenue achieved is over 100%, Mueller/Shields will receive an additional 2.0% of the actual incremental revenue over 100% of the quarterly revenue goal.

o  The compensation will not exceed $150,000 for each quarter.


Examples of how the compensation would be calculated are included in the following table


           ----------------------------------------------------------
               Quarter          Actual Revenue          Total
                                   Achieved         Compensation
           ----------------------------------------------------------
               Q1 2000           $28,000,000           $60,000
           ----------------------------------------------------------
               Q2 2000           $38,000,000           $80,000
           ----------------------------------------------------------
               Q3 2000           $48,000,000           $96,000
           ----------------------------------------------------------
               Q4 2000           $55,000,000          $100,000
           ----------------------------------------------------------


The calculated compensation will be paid within the 30 days after a quarter is completed. Example, the Q1 2000 payment would be due on April 30, 2000.

A.    Stock Options


Within ten (10) business days after SeraNova becomes publicly traded, Intelligroup shall grant Mueller/Shields fully vested options to buy
Intelligroup common stock at Twenty Dollars ($20) per share. The number of shares covered by these options shall be 290,000 divided by the price of a June 2000 call option to buy Intelligroup stock at $20 per share on the Philadelphia Stock Exchange.

                            EXHIBIT B: KEY EMPLOYEES:

B.    Key Employees:

Intelligroup shall have ready and unencumbered access during regular business hours to the following Consultant personnel:

1.    Phyllis Mueller
2.    Craig Shields
3.    Bill Thompson
4.    Stephen Hansmire

The following employees shall be deemed Key Employees pursuant to the terms of the Agreement:

--------------------------------------------------------------------------------
Name                               Minimum Hours /week/month on SeraNova Project
--------------------------------------------------------------------------------
Willie Bloomstein                  15 per week/60 per month
--------------------------------------------------------------------------------
Chris Breakfield                   40 per week/175 per month
--------------------------------------------------------------------------------
Paula Davey                        10 per week/45 per month
--------------------------------------------------------------------------------
Scot Hansen                        5 per week/20 per month
--------------------------------------------------------------------------------
Alain Jamar                        10 per week/45 per month
--------------------------------------------------------------------------------
Jordan Maliwanag                   40 per week/175 per month
--------------------------------------------------------------------------------
Sally Mikhail                      10 per week/85 per month
--------------------------------------------------------------------------------
Jennifer Murray                    10 per week/85 per month
--------------------------------------------------------------------------------
Robin O'Hanlon                     40 per week/175 per month
--------------------------------------------------------------------------------
Gary Patrick                       10 per week/45 per month
--------------------------------------------------------------------------------
Fred Roeschke                      40 per week/175 per month
--------------------------------------------------------------------------------
Allen Stanfield                    40 per week/175 per month
--------------------------------------------------------------------------------
Glenn Warren                       5 per week/20 per month
--------------------------------------------------------------------------------
Robin Young                        5 per week/20 per month
--------------------------------------------------------------------------------